UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 11, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                   13-3238402

(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


                              810 Seventh Avenue,
                               New York, New York
                                     10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 11, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended October 31, 2006. A copy of the press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2., the foregoing information and the information set forth in the first six paragraphs of Exhibit 99.1, are furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item
2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In its December 11, 2006 press release, the Company announced that it notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2006. In its December 15, 2006 press release, the Company announced that it received on December 14, 2006 an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the previously announced delay in the filing of the Form 10-Q for the fiscal quarter ended October 31, 2006 serves as an additional basis for the delisting of the company's securities from NASDAQ under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, the NASDAQ Listing and Hearing Review Council (the "Listing Council") issued a stay of the NASDAQ Listing Qualifications Panel's (the "Panel's") August 18, 2006 decision establishing a deadline of September 25, 2006 for the Company to be current in its periodic filings with the Securities and Exchange Commission (the "SEC"). The Listing Council also issued a stay of any future Panel determinations to delist the Company's securities from trading pending further action by the Listing Council. As a result of the expanded investigation, the Company expects it will require additional time to file its periodic reports with the SEC. The Company does not know whether the newly identified accounting issues or resulting delay in the Company's ability to be current in its periodic filings will result in a lifting of the stay and a delisting of the Company's shares from The NASDAQ Stock Market. There can be no assurance that the Listing Council will continue the stay or grant an extension or that the Company's securities will remain listed on the NASDAQ Stock Market.

Copies of the Company's press releases are attached as Exhibits 99.1 and 99.2 to this Current Report and, except for the information set forth in the first six paragraphs of the press release attached hereto as Exhibit 99.1, are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) DEPARTURE OF DIRECTOR

On December 14, 2006, Mr. Ron Hiram resigned as a director of the Company. Mr. Hiram had been serving as Chairman of the Board and as a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. His resignation was tendered in view of the recent appointment of an additional five new independent directors to the Company's Board of Directors and his other time commitments. In connection with his resignation, the Company's Board of Directors expressly acknowledged his extraordinary efforts in serving as a director since 2002 and, in particular, as Chairman of the Board since April 2006.

(d) ELECTION OF NEW DIRECTORS EXCEPT BY A VOTE OF SECURITY HOLDERS.

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On December 14, 2006, the Company's Board named Mark C. Terrell, currently a director, as its non-executive Chairman. For service as Chairman of the Board, Mr. Terrell will receive a director fee of $300,000 per annum. Mr. Terrell will not be entitled to any additional cash compensation for his service on committees of the Board.

ITEM 8.01  OTHER EVENTS.

On December 12, 2006, the Company filed a Form 12b-25 with the SEC, indicating that its Quarterly Report on Form 10-Q for the quarter ended October 31, 2006 has not been filed with the SEC by the SEC deadline of December 11, 2006. The Company did not seek a 5-day filing extension because it would not be able to file the Quarterly Report within the extension period. This delay is the result of the Company's ongoing investigation of past stock option grants, including its evaluation of actual dates of measurement for certain grants which differ from the recorded grant dates, and of additional accounting issues, including errors in the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts and the misclassification of certain expenses in earlier periods as well as the possible misuse of accounting reserves and the understatement of backlog for fiscal 2002 and prior periods.

The Company intends to issue results for the quarterly periods ended April 30, 2006, July 31, 2006 and October 31, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Reports on Form 10-Q for the quarters ended April 30, 2006, July 31, 2006 and October 31, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable. The completion of such filings and any restated historical financial restatements involve a significant volume of work by the Company, which includes detailed scrutiny and analysis of accounting and tax issues relating to option grants and various other unrelated accounting matters during the periods in question.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks relating to the right of holders of the Company's convertible debt (known as "ZYPS") to require the Company to repurchase their ZYPS upon delisting of the Company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the



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Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (d)        EXHIBITS:

                  Exhibit No.                                 Description
                  -----------                                 -----------
                         99.1 Press Release of Comverse Technology, Inc. dated December 11, 2006

                         99.2 Press Release of Comverse Technology, Inc. dated December 15, 2006





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMVERSE TECHNOLOGY, INC.


Date:  December 15, 2006                         By:  /s/  Paul L. Robinson
                                                    ----------------------------
                                                 Name:  Paul L. Robinson
                                                 Title: Executive Vice President













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                                  EXHIBIT INDEX


Exhibit No.                                              Description
-----------                                              -----------
   99.1               Press Release of Comverse Technology, Inc. dated
                      December 11, 2006


   99.2               Press Release of Comverse Technology, Inc. dated
                      December 15, 2006












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